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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 14, 2001


                             PINNACLE HOLDINGS INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-24773                 65-0652634
----------------------------    ------------------------   --------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


          301 North Cattlemen Road, Suite 300, Sarasota, Florida 34232
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (941) 364-8886

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 21, 2001, Pinnacle Holdings Inc. (the "Company") filed a report on Form 8-K relating to the March 14, 2001 dismissal of its independent accountant. By this amendment, that report is modified to reflect that on April 18, 2001 the Company determined that Ernst & Young LLP ("E&Y"), rather than PricewaterhouseCoopers LLP ("PwC"), will audit the Company's restated financial statements for the fiscal year ending December 31, 1999. As previously disclosed, E&Y will also audit the Company's financial statements for the fiscal year ending December 31, 2000. Accordingly, PwC's services as the Company's independent accountant with respect to the audit of the restated 1999 financial statements have ceased effective April 18, 2001 upon the Company's determination to have E&Y perform the audit of the Company's restated 1999 financial statements.

         During the period from March 15, 2001 to April 18, 2001, there were no disagreements with PwC, except that in connection with the Company's preparation of its restated 1999 financial statements, a disagreement arose with PwC with respect to the Company's decision to expense certain costs previously capitalized in 1999 as direct costs of the acquisition of the Motorola Antenna Site business, and PWC has advised that in its view this amount is immaterial. The Company's restated 1999 financial statements will reflect the expense of such amounts. Management of the Company presented the Company's audit committee with information regarding the foregoing disagreement. The audit committee has not, however, directly discussed the disagreement with PwC. The Company has authorized PwC to respond fully to any inquiries of E&Y regarding the above matters.

         The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4(a). A copy of the letter furnished by PwC in response to that request, dated April 24, 2001, is filed as Exhibit 16.1 to this Form 8-K/A.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         The following exhibit is filed as part of this report:

         Exhibit
         Number                             Description
         -------                            -----------
         16.1            Letter from PricewaterhouseCoopers LLP dated April
                         24, 2001 regarding change in certifying accountant.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PINNACLE HOLDINGS INC.
                                    (Registrant)


                                    By: /s/ Steven R. Day
                                       ----------------------------------------
                                       Steven R. Day, Chief Operating Officer


Date:  April 26, 2001